SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 28, 2008


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                         11-2408943
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                           10153
(Address of principal executive offices)                     (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On May 2, 2008, The Estee Lauder Companies Inc. (the "Company") announced that Patrick Bousquet-Chavanne, Group President, will resign from that position effective June 30, 2008. Until such time, he is expected to work with William P. Lauder, Chief Executive Officer, and Fabrizio Freda, President and Chief Operating Officer, on a transition of his responsibilities, which include management of the Company's Aramis and Designer Fragrance Division and the Darphin, La Mer, Bobbi Brown and Jo Malone brands.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     THE ESTEE LAUDER COMPANIES INC.



Date:       May 2, 2008            By:    /s/  Sara E. Moss
                                        ---------------------------------------
                                          Sara E. Moss
                                          Executive Vice President and
                                          General Counsel